--------------------------------------------------------------------------------

     COMMON STOCK               [LOGO OF STAR                   COMMON STOCK
                               SCIENTIFIC, INC.
   -----NUMBER-----             APPEARS HERE]                  -----SHARES----

 SEE REVERSE SIDE FOR      INCORPORATED UNDER THE LAWS         SEE REVERSE FOR
 CERTAIN DEFINITIONS        OF THE STATE OF DELAWARE         CERTAIN DEFINITIONS

                                                              CUSIP 85517P 10 1


This Certifies that


is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

---------------------------STAR SCIENTIFIC, INC.-------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.


Dated:
                              [CORPORATE SEAL OF
                             STAR SCIENTIFIC, INC.
                                 APPEARS HERE]

     /s/ Paul Louis Perito                          /s/ Christopher G. Miller
          PRESIDENT                                        TREASURER

                                    AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:  WELLS FARGO BANK MINNESOTA, N.A.
BY                              TRANSFER AGENT AND REGISTRAR

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

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                          UMTA -________________ Custodian____________________
     TEN ENT - as tenants by the entireties                                (Cust)                     (Minor)
      JT TEN - as joint tenants with
               right of survivorship and                            under Uniform Gifts to Minors
               not as tenants in common
                                                                    Act___________________________________________
                                                                                              (State)

                              Additional abbreviations may also be used though not in the above list.
__________________________________________________________________________________________________________________

     For value received, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
+------------------------------------------------+
|                                                |
+------------------------------------------------+----------------------------------------------------------------

__________________________________________________________________________________________________________________
                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
_________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________     __________________________________________________________________________________

                                 _________________________________________________________________________________
                                 NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
                                 ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED
+------------------------------------------------+
|ALL GUARANTEES MUST BE MADE BY A FINANCIAL      |
|INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS |
|A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS |
|MEDALLION PROGRAM TRUST, THE NEW YORK STOCK     |
|EXCHANGE, INC. MEDALLION SIGNATURE PROGRAMS     |
|(TRUST), OR THE STOCK EXCHANGE MEDALLION PROGRAM|
|PURCHASE AND MUST NOT BE DATED. GUARANTEED BY A |
|NOTARY PUBLIC ARE NOT ACCEPTABLE.               |
+------------------------------------------------+